                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Purchaser,

                         _____________________________,

                             as Seller and Servicer,

                         _____________________________,

                                   as Seller,

                      HOME EQUITY LOAN TRUST [    ]-[   ],

                                   as Issuer,

                                       and

                         _____________________________,

                              as Indenture Trustee

                  ____________________________________________

                        MORTGAGE LOAN PURCHASE AGREEMENT
                  ____________________________________________

                            Dated as of ____________

      This  Mortgage  Loan  Purchase  Agreement  (the  "Agreement"),  dated as of
____________,  is made  among [ ],  as  seller  ("[    ]")  and as  servicer  (in
such capacity,  the "Servicer"),  [      ] as seller ("[    ]" and, together with
[    ],  each a "Seller" and  collectively,  the  "Sellers"),  Residential  Asset
Mortgage Products,  Inc., as purchaser (the "Purchaser"),  Home Equity Loan Trust
[    ]-[   ],  as issuer  (the  "Issuer"),  and [ ], as  indenture  trustee  (the
"Indenture Trustee").

                                   WITNESSETH:

      WHEREAS,  [    ],  in the  ordinary  course of its  business  acquires  and originates  home equity loans and acquired or  originated  all of the home equity loans  listed on the  Mortgage  Loan  Schedule  attached as Exhibit 1 hereto (the
"Initial Mortgage Loans");

      WHEREAS,  [    ] sold a portion of the Initial  Mortgage Loans (the "[    ]
Initial  Mortgage  Loans")  and  intends  to  sell a  portion  of the  Subsequent
Mortgage Loans to be sold by [    ]  hereunder,  to [    ]  ("[    ]"),  pursuant
to a Mortgage Loan Purchase  Agreement (the "[    ] Purchase  Agreement"),  dated
as of [    ]  (each date of sale,  a "Prior  Transfer  Date")  among  [    ],  as
purchaser, [    ], as seller, [    ], as Issuer and [    ], as trustee;

      WHEREAS,  [    ] sold the [    ] Initial  Mortgage Loans to [    ] pursuant
to a Trust  Agreement,  dated as of [    ],  between  [    ],  as  depositor  and
[    ], as owner trustee;

      WHEREAS,  [    ] owns the Cut-Off Date  Principal  Balances and the Related
Documents for the portion of Initial  Mortgage  Loans  identified on the Mortgage
Loan  Schedule-A  attached as Exhibit 1-A hereto (the  "[    ]  Initial  Mortgage
Loans"),  including  rights to (a) any property  acquired by  foreclosure or deed in lieu of  foreclosure  or  otherwise,  and (b) the  proceeds  of any  insurance
policies covering the [    ] Initial Mortgage Loans;

      WHEREAS,  [    ] owns the Cut-Off Date  Principal  Balances and the Related
Documents for the [    ] Initial  Mortgage Loans  identified on the Mortgage Loan
Schedule-B  attached as Exhibit 1-B hereto,  including rights to (a) any property acquired by  foreclosure  or deed in lieu of  foreclosure  or otherwise,  and (b)
the  proceeds of any  insurance  policies  covering the [    ]  Initial  Mortgage
Loans;

      WHEREAS,  the parties  hereto desire that: (i) [    ] sell the Cut-Off Date
Principal  Balances of the [    ] Initial  Mortgage Loans to the Purchaser on the
Closing Date  pursuant to the terms of this  Agreement  together with the Related
Documents,  and  thereafter  all  Additional  Balances  relating  to  the  [    ]
Initial  Mortgage  Loans  created on or after the  Cut-Off  Date and prior to the
Rapid Amortization  Period,  (ii) [    ] sell the Cut-Off Date Principal Balances
of the  [    ]  Initial  Mortgage  Loans to the  Purchaser  on the  Closing  Date
pursuant to the terms of this  Agreement  together  with the  Related  Documents,
and thereafter all Additional  Balances  relating to the [    ] Initial  Mortgage
Loans  created on or after the Cut-Off  Date and prior to the Rapid  Amortization
Period,  (iii) the Sellers may sell  Subsequent  Mortgage  Loans to the Issuer on one or more  Subsequent  Transfer  Dates  pursuant  to the  terms of the  related
Subsequent  Transfer  Agreement,  and (iv) the  related  Seller and  [    ]  make
certain   representations  and  warranties  on  the  Closing  Date  and  on  each
Subsequent Transfer Date;

      WHEREAS,  pursuant  to the Trust  Agreement,  the  Purchaser  will sell the
Initial  Mortgage  Loans and transfer  all of its rights under this  Agreement to the Issuer on the Closing Date;

      WHEREAS,  pursuant to the terms of the  Servicing  Agreement,  the Servicer will service the Mortgage Loans;

      WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the Issuer  will issue the Certificates;

      WHEREAS,  pursuant  to the terms of the  Indenture,  the Issuer  will issue the Notes, secured by the Trust Estate;

      NOW,   THEREFORE,   in   consideration   of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

                                TABLE OF CONTENTS

ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions.   For  all  purposes  of  this   Agreement,   except  as
otherwise  expressly  provided herein or unless the context  otherwise  requires, capitalized  terms not otherwise  defined herein shall have the meanings assigned to such terms in the  Definitions  contained in Appendix A to the indenture dated
as of [    ] (the  "Indenture"),  between the Issuer and the  Indenture  Trustee, which is  incorporated  by reference  herein.  All other  capitalized  terms used herein shall have the meanings specified herein.

Section 1.2 Other  Definitional  Provisions.  All terms defined in this Agreement shall have the defined  meanings when used in any  certificate  or other document made or delivered pursuant hereto unless otherwise defined therein.

      As used in this  Agreement and in any  certificate  or other  document made or delivered  pursuant  hereto or thereto,  accounting  terms not defined in this
Agreement or in any such  certificate or other  document,  and  accounting  terms partly  defined in this Agreement or in any such  certificate or other  document, to the  extent not  defined,  shall have the  respective  meanings  given to them
under  generally  accepted  accounting   principles.   To  the  extent  that  the
definitions of accounting  terms in this Agreement or in any such  certificate or other document are  inconsistent  with the meanings of such terms under generally accepted accounting  principles,  the definitions  contained in this Agreement or in any such certificate or other document shall control.

      The words  "hereof,"  "herein,"  "hereunder"  and words of  similar  import when used in this  Agreement  shall refer to this Agreement as a whole and not to any  particular  provision  of this  Agreement;  Section and  Exhibit  references contained  in this  Agreement  are  references  to Sections and Exhibits in or to this  Agreement  unless  otherwise  specified;  the term  "including"  shall mean
"including  without  limitation";  "or"  shall  include  "and/or";  and the  term
"proceeds" shall have the meaning ascribed thereto in the UCC.

      The  definitions   contained  in  this  Agreement  are  applicable  to  the
singular as well as the plural  forms of such terms and to the  masculine as well as the feminine and neuter genders of such terms.

      Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument  or  certificate  delivered  in  connection  herewith  means such agreement,  instrument  or  statute  as from time to time  amended,  modified  or supplemented  and includes (in the case of agreements or instruments)  references to all attachments thereto and instruments  incorporated  therein;  references to a Person are also to its permitted successors and assigns.

ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1 Sale of Initial Mortgage Loans.

(a)   [    ],  by the  execution  and  delivery  of this  Agreement,  does hereby
sell,  assign,  set  over,  and  otherwise  convey  to  the  Purchaser,   without
recourse,  all of its right,  title and interest in, to and under the  following,
wherever  located:  (i) the [    ] Initial  Mortgage Loans (including the Cut-Off
Date  Principal  Balances  now existing and all  Additional  Balances  thereafter
arising   thereunder  to  and  including  the  date  immediately   preceding  the
commencement  of  the  Rapid  Amortization  Period  relating  thereto;  provided, however,  that any Principal Balance  represented by a Draw made during the Rapid
Amortization  Period  and  interest  thereon  and money  due or to become  due in respect  thereof will not be or deemed to be transferred  to the  Purchaser,  and
[    ]  in  such  event  shall  retain   ownership  of  each  Principal   Balance
represented  by each such Draw and  interest  thereon  and money due or to become due in respect  thereof),  all interest  accruing  thereon,  all monies due or to become due thereon,  and all collections in respect thereof  received on or after the Cut-Off  Date (other than  interest due thereon  prior to the Cut-Off  Date);
(ii) the  interest of [    ] in any  insurance  policies in respect of the [    ]
Initial  Mortgage  Loans;  and (iii) all  proceeds  of the  foregoing;  provided, however,  that the  Purchaser  does not  assume  the  obligation  under each Loan
Agreement   relating  to  a  Mortgage   Loan  to  fund  Draws  to  the  Mortgagor
thereunder,  and the  Purchaser  shall not be  obligated or permitted to fund any
such Draws,  it being  agreed that  [    ]  will  retain the  obligation  to fund
future Draws.  Such  conveyance  shall be deemed to be made:  (1) with respect to the Cut-Off  Date  Principal  Balances,  as of the  Closing  Date;  and  (2) with respect  to the  amount  of each  Additional  Balance  created  on or  after  the
Cut-Off Date and prior to the commencement of the Rapid  Amortization  Period, as of the later of the  Closing  Date and the date that the  corresponding  Draw was
made  pursuant to the related  Loan  Agreement,  subject to the receipt by [    ]
of consideration therefor as provided herein under clause (a) of Section 2.3.

(b)   Reserved.

(c)   [    ],  by the  execution  and  delivery  of this  Agreement,  does hereby
sell,  assign,  set  over,  and  otherwise  convey  to  the  Purchaser,   without
recourse,  all of its right,  title and interest in, to and under the  following,
and wherever  located:  (i) the [    ]  Initial  Mortgage  Loans  (including  the
Cut-Off  Date  Principal  Balances  now  existing  and its rights to acquire  all
Additional  Balances and Excluded  Amounts  thereafter  arising  thereunder,  all interest  accruing  thereon,  all monies due or to become  due  thereon,  and all collections  in respect  thereof  received  on or after the  Cut-Off  Date (other than  interest  thereon in respect of any  period  prior to the  Cut-Off  Date));
(ii) the  [    ]'s  interest in any  insurance  policies in respect of the [    ]
Initial  Mortgage  Loans;  and (iii) all  proceeds  of the  foregoing;  provided, however,  that the  Purchaser  does not  assume  the  obligation  under each Loan
Agreement   relating  to  a  Mortgage   Loan  to  fund  Draws  to  the  Mortgagor
thereunder,  and the  Purchaser  shall not be  obligated or permitted to fund any
such Draws,  it being  agreed that  [    ]  will  retain the  obligation  to fund
future  Draws  pursuant  to  the  applicable  [    ]  Purchase  Agreement.   Such
conveyance  shall be deemed to be made:  (1) with  respect  to the  Cut-Off  Date
Principal  Balances,  as of the Closing Date;  and (2) with respect to the amount of each  Additional  Balance  created on or after the  Cut-Off  Date and prior to the  commencement  of the  Rapid  Amortization  Period,  as of the  later  of the
Closing Date and the date that the  corresponding  Draw was made  pursuant to the
related  Loan  Agreement,  subject  to the  receipt  by [    ]  of  consideration
therefor as provided herein under clause (a) of Section 2.3.

(d)   In  connection  with  the  conveyance  by  [    ]  of  the  [    ]  Initial
Mortgage Loans and any Subsequent  Mortgage Loans,  [    ] further agrees, at its
own  expense,  on or prior to the  Closing  Date with  respect  to the  Principal
Balances  of the [    ]  Initial  Mortgage  Loans and on or prior to the  related
Subsequent  Cut-Off Date in the case of such  Subsequent  Mortgage  Loans sold by
it, to indicate in its books and records that the [    ]  Initial  Mortgage Loans
have been sold to the Purchaser  pursuant to this Agreement,  and, in the case of the Subsequent  Mortgage Loans, to the Issuer pursuant to the related  Subsequent
Transfer  Agreement,  and to deliver to the Purchaser  true and complete lists of
all of the  Mortgage  Loans  sold by [    ]  specifying  for each  Mortgage  Loan
(i) its account number and (ii) its Cut-Off Date Principal  Balance or Subsequent
Cut-Off Date  Principal  Balance.  The Mortgage  Loan  Schedule  indicating  such
information  with  respect to the  Mortgage  Loans sold by [    ] shall be marked
as  Exhibit  1-A to this  Agreement  and is hereby  incorporated  into and made a part of this Agreement.

(e)   In  connection  with  the  conveyance  by  [    ]  of  the  [    ]  Initial
Mortgage Loans and any Subsequent  Mortgage  Loans,  such Seller further  agrees, at its  own  expense,  on or  prior  to the  Closing  Date  with  respect  to the
Principal  Balances of such [    ] Initial  Mortgage Loans and on or prior to the
related  Subsequent  Cut-Off Date in the case of such  Subsequent  Mortgage Loans
sold by it, to  indicate  in its books and  records  that the  respective  [    ]
Initial  Mortgage  Loans  have  been  sold  to the  Purchaser  pursuant  to  this
Agreement,  and,  in the case of the  Subsequent  Mortgage  Loans,  to the Issuer
pursuant to the related  Subsequent  Transfer  Agreement.  [    ], as Servicer of
the Mortgage  Loans sold by [    ],  agrees to deliver to the Purchaser  true and
complete  lists of all of the Mortgage  Loans sold by each Seller  specifying for each  Mortgage  Loan (i) its account  number and (ii) its Cut-Off Date  Principal
Balance  or  Subsequent  Cut-Off  Date  Principal  Balance.   The  Mortgage  Loan
Schedule  indicating such  information with respect to the Mortgage Loans sold by
[    ]  shall  be  marked  as  Exhibit  1-B  to  this  Agreement  and  is  hereby incorporated into and made a part of this Agreement.

(f)   In  connection  with  the  conveyance  by  [    ]  of  the  [    ]  Initial
Mortgage  Loans and any  Subsequent  Mortgage Loans sold by it and the conveyance
by [    ] of the  [    ]  Initial  Mortgage  Loans  and any  Subsequent  Mortgage
Loans sold by such  Seller,  [    ]  shall,  (A) with  respect  to each  Mortgage
Loan, on behalf of the Purchaser  deliver to, and deposit with the Custodian,  at least five (5)  Business  Days before the Closing  Date in the case of an Initial
Mortgage  Loan,  and, on behalf of the Issuer,  three (3) Business  Days prior to the related Subsequent  Transfer Date in the case of a Subsequent  Mortgage Loan, the  original  Loan  Agreement  endorsed  or assigned  without  recourse in blank
(which  endorsement  shall  contain  either an original  signature or a facsimile
signature  of an  authorized  officer of [    ]) or, with respect to any Mortgage
Loan as to  which  the  original  Loan  Agreement  has been  permanently  lost or
destroyed  and  has  not  been  replaced,   a  Lost  Note   Affidavit,   and  any
modification  agreement  or amendment  to such Loan  Agreement  and (B) except as provided  in  clause  (A)  with  respect  to the  Loan  Agreements,  deliver  the
Mortgage Files to the Servicer.

      Within the time period for the review of each Loan  Agreement  set forth in
Section  2.2 of  the  Custodial  Agreement,  if a  material  defect  in any  Loan
Agreement is discovered  which may materially  and adversely  affect the value of the  related  Mortgage  Loan,  or the  interests  of the  Indenture  Trustee  (as pledgee of the Mortgage Loans), the Noteholders,  the  Certificateholders  or the
Enhancer in such Mortgage Loan,  including  [    ]'s  failure to deliver the Loan
Agreement  to the  Custodian  on behalf of the  Indenture  Trustee,  [    ] shall
cure such defect,  repurchase the related  Mortgage Loan at the Repurchase  Price or  substitute  an  Eligible  Substitute  Loan  therefor  upon the same terms and conditions  set forth in Section 3.1 hereof for breaches of  representations  and warranties  as to  the  Mortgage  Loans.  If a  material  defect  in  any  of the documents  in the  Mortgage  File held by the  Servicer is  discovered  which may materially  and adversely  affect the value of the related  Mortgage Loan, or the interests  of the  Indenture  Trustee (as  pledgee of the  Mortgage  Loans),  the
Noteholders,  the  Certificateholders  or the  Enhancer  in such  Mortgage  Loan,
including  [    ]'s  failure to deliver such  documents to the Servicer on behalf
of the Indenture Trustee,  [    ] shall cure such defect,  repurchase the related
Mortgage Loan at the Repurchase  Price or substitute an Eligible  Substitute Loan therefor upon the same terms and  conditions  set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

      Upon  sale of the  Initial  Mortgage  Loans,  the  ownership  of each  Loan
Agreement,  each related  Mortgage and the contents of the related  Mortgage File shall be vested in the  Purchaser  and the ownership of all records and documents with  respect to the  Initial  Mortgage  Loans that are  prepared by or that come into the  possession  of any Seller,  as a seller of the Initial  Mortgage  Loans
hereunder  or  by  [    ]  in  its  capacity  as  Servicer  under  the  Servicing
Agreement  shall  immediately  vest  in the  Purchaser,  and  shall  be  promptly
delivered to the Servicer in the case of the  documents in  possession  of [    ]
and retained and  maintained  in trust by [    ] as the Servicer  (except for the
Loan  Agreements,  which shall be retained by the  Custodian)  at the will of the
Purchaser,   in  such  custodial   capacity  only.  Each  Seller's  records  will
accurately  reflect  the sale of each  Initial  Mortgage  Loan  sold by it to the
Purchaser.

      The Purchaser hereby  acknowledges  its acceptance of all right,  title and interest to the property conveyed to it pursuant to this Section 2.1.

(g)   The  parties  hereto  intend  that  the   transactions   set  forth  herein
constitute  a sale by the  Sellers  to the  Purchaser  of  each  of the  Sellers'
right,  title and interest in and to their respective  Initial Mortgage Loans and other  property  as  and  to  the  extent  described  above.  In  the  event  the transactions  set forth  herein are deemed not to be a sale,  each Seller  hereby grants to the  Purchaser  a  security  interest  in all of such  Seller's  right, title  and  interest  in,  to and under all  accounts,  chattel  papers,  general intangibles,  contract  rights,  payment  intangibles,  certificates  of deposit, deposit accounts,  instruments,  documents,  letters of credit, money, advices of credit,  investment  property,  goods and other  property  consisting of, arising under or related  to the  Initial  Mortgage  Loans and such  other  property,  to secure all of such Seller's obligations  hereunder,  and this Agreement shall and hereby does  constitute a security  agreement  under  applicable law. Each Seller agrees to take or cause to be taken such actions and to execute  such  documents, including  the filing of any  continuation  statements  with respect to the UCC-1 financing  statements  filed with  respect to the Initial  Mortgage  Loans by the
Purchaser on the Closing Date, and any amendments  thereto  required to reflect a change in the name or  corporate  structure  of such  Seller or the filing of any additional  UCC-1 financing  statements due to the change in the principal office or  jurisdiction  of  incorporation  of such Seller,  as are necessary to perfect and  protect  the  Purchaser's  and its  assignees'  interests  in  each  Initial
Mortgage  Loan  and the  proceeds  thereof.  The  Servicer  shall  file  any such continuation statements on a timely basis.

(h)   In connection  with the  assignment of any Mortgage Loan  registered on the
MERS®  System,  [    ]  further  agrees  that  it will  cause,  at  [    ]'s  own
expense,  as soon as  practicable  after the Closing  Date,  the MERS®  System to
indicate  that such  Mortgage  Loan has been  assigned by [    ] to the Indenture
Trustee  in  accordance  with  this  Agreement  or the  Trust  Agreement  for the benefit of the  Noteholders  by including (or  deleting,  in the case of Mortgage
Loans which are  repurchased in accordance  with this Agreement) in such computer files  (a) the  specific  code  which  identifies  the  Indenture  Trustee as the assignee of such  Mortgage  Loan and (b) the  series  specific  code in the field
"Pool Field" which  identifies the series of the Notes issued in connection  with
such Mortgage  Loans.  [    ] agrees that it will not alter the codes  referenced
in this  paragraph  with  respect to any  Mortgage  Loan  during the term of this
Agreement  unless and until such Mortgage Loan is repurchased in accordance  with the terms of this Agreement.

Section 2.2 Sale of Subsequent Mortgage Loans.

(a)   Subject to the  conditions  set forth in paragraphs  (b) and (c) below (the satisfaction  of  which  (other  than  the  conditions  specified  in  paragraphs
(b)(i),  (b)(ii) and (b)(iii)) shall be evidenced by an Officer's  Certificate of
[    ]   dated  the  date  of  the  related   Subsequent   Transfer   Date),   in
consideration  of the  Issuer's  payment of the  purchase  price  provided for in
Section 2.3 on one or more  Subsequent  Transfer  Dates using  amounts on deposit in the Custodial  Account,  the Pre-Funding  Account,  the Funding Account or the
Reserve  Sub-Account  (in each  case to the  extent  permitted  by the  Servicing
Agreement),  each  Seller may, on the related  Subsequent  Transfer  Date,  sell, transfer,  assign,  set  over and  convey  without  recourse  to the  Issuer  but subject to the other terms and  provisions  of this  Agreement  all of the right, title  and  interest  of such  Seller  in and to (i)  Subsequent  Mortgage  Loans identified  on the  related  Mortgage  Loan  Schedule  attached  to  the  related
Subsequent  Transfer  Agreement  delivered by [    ] on such Subsequent  Transfer
Date (including the Subsequent  Cut-Off Date Principal  Balance then existing and all Additional  Balances and Excluded Amounts  thereafter  arising  thereunder to and  including  the date  immediately  preceding  the  commencement  of the Rapid
Amortization  Period);  provided that  Excluded  Amounts shall not be conveyed to
the Issuer and shall be retained  by [    ],  (ii) all money due or to become due
on such  Subsequent  Mortgage Loan and all  collections  received on or after the related  Subsequent  Cut-Off  Date and  (iii)  all  items  with  respect  to such
Subsequent  Mortgage Loans to be delivered  pursuant to Section 2.1 above and the other items in the related  Mortgage Files;  provided,  however,  that the Seller of a  Subsequent  Mortgage  Loan  reserves  and  retains  all  right,  title  and interest in and to principal  received and interest  accruing on such  Subsequent
Mortgage  Loan prior to the related  Subsequent  Cut-Off  Date.  Any  transfer to the Issuer by a Seller of  Subsequent  Mortgage  Loans shall be absolute,  and is intended  by the  Issuer  and such  Seller to  constitute  and to be treated as a sale of such  Subsequent  Mortgage  Loans by such  Seller to the  Issuer.  In the
event that any such  transaction  is deemed not to be a sale,  [    ] and [    ],
as the case may be,  hereby  grant to the Issuer as of each  Subsequent  Transfer
Date a security  interest in all of such Seller's  right,  title and interest in,
to  and  under  all  accounts,  chattel  papers,  general  intangibles,   payment
intangibles,   contract  rights,   certificates  of  deposit,  deposit  accounts,
instruments,  documents,  letters of credit, money, advices of credit, investment property,  goods and other  property  consisting  of, arising under or related to the related Subsequent  Mortgage Loans and such other property,  to secure all of such  Seller's  obligations  hereunder,  and this  Agreement  shall  constitute a security  agreement  under  applicable  law.  Each Seller agrees to take or cause to be taken such actions and to execute such  documents,  including the filing of all  necessary  UCC-1  financing  statements  filed  in the  State  of [ ] (which shall be submitted for filing as of the related  Subsequent  Transfer Date),  any
continuation   statements  with  respect  thereto  and  any  amendments   thereto
required to reflect a change in the name or  corporate  structure  of such Seller or the filing of any additional  UCC-1 financing  statements due to the change in the principal  office or jurisdiction  of  incorporation  of such Seller,  as are necessary to perfect and protect the  interests  of the Issuer and its  assignees in each  Subsequent  Mortgage Loan and the proceeds  thereof.  The Servicer shall file any such continuation statements on a timely basis.

      The  Issuer  on  each  Subsequent   Transfer  Date  shall  acknowledge  its
acceptance of all right,  title and interest to the related  Subsequent  Mortgage
Loans  and  other  property,   existing  on  the  Subsequent  Transfer  Date  and
thereafter created, conveyed to it pursuant to this Section 2.2.

      The Issuer  shall be entitled to all  scheduled  principal  payments due on and after each  Subsequent  Cut-Off Date, all other payments of principal due and collected  on and  after  each  Subsequent  Cut-Off  Date,  and all  payments  of interest on any related  Subsequent  Mortgage  Loans,  minus that  portion of any such  interest  payment  that is  allocable  to the period  prior to the  related
Subsequent  Cut-Off  Date and any  payment  relating to any  Excluded  Amounts as provided in Section 2.5.

(b)   Any Seller may  transfer to the Issuer  Subsequent  Mortgage  Loans and the other  property and rights  related  thereto  described in Section  2.2(a) above, and during the  Pre-Funding  Period,  upon the release of funds on deposit in the
Pre-Funding  Account,  or during the Revolving Period,  upon the release of funds on  deposit  in the  Custodial  Account  or the  Funding  Account,  or during the
Managed  Amortization  Period,  following  a Funding  Event,  upon the release of funds on deposit in the Reserve  Sub-Account,  respectively,  in accordance  with the  Servicing  Agreement,  only upon the  satisfaction  of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i)   such Seller or [    ],  as  Servicer,  shall have  provided  the  Indenture
Trustee,  the Rating  Agencies and the  Enhancer  with a timely  Addition  Notice substantially  in the form of  Exhibit 3,  which  notice  shall be given no later than seven  Business  Days prior to the related  Subsequent  Transfer  Date,  and shall  designate  the  Subsequent  Mortgage  Loans to be sold to the Issuer,  the aggregate  Principal Balance of such Subsequent  Mortgage Loans as of the related
Subsequent  Cut-Off Date and any other  information  reasonably  requested by the
Indenture  Trustee  or the  Enhancer  with  respect to such  Subsequent  Mortgage
Loans;

(ii)  such  Seller  shall  have  delivered  to  the  Indenture  Trustee  and  the
Enhancer a duly  executed  Subsequent  Transfer  Agreement  substantially  in the form of Exhibit 2, (A) confirming the  satisfaction  of each condition  precedent and  representations  specified in this Section  2.2(b) and in Section 2.2(c) and in the related  Subsequent  Transfer  Agreement and (B) including a Mortgage Loan
Schedule listing the Subsequent Mortgage Loans;

(iii) as of each  Subsequent  Transfer  Date,  as  evidenced  by  delivery to the
Indenture  Trustee of the  Subsequent  Transfer  Agreement in the form of Exhibit
2,  the  respective  Seller  shall  not be  insolvent,  made  insolvent  by  such transfer or aware of any pending insolvency;

(iv)  such  sale  and  transfer  shall  not  result  in a  material  adverse  tax consequence  to the Issuer or, due to any action or  inaction  on the part of the respective Seller, to the Securityholders or the Enhancer;

(v)   the Revolving  Period shall not have  terminated  or, if during the Managed
Amortization Period, a Funding Event shall have occurred; and

(vi)  the  Enhancer  shall  have  approved  the sale of the  Subsequent  Mortgage
Loans  (which  approval  shall  not be  unreasonably  withheld)  within  five (5)
Business  Days of  receipt  of an  electronic  file  containing  the  information regarding  the  Subsequent  Mortgage  Loans that was  delivered  to the  Enhancer prior to the Closing Date with respect to the Initial  Mortgage Loans;  provided,
that if the  Enhancer  shall not have  notified the  respective  Seller or [    ]
within such five (5) Business  Days that the Enhancer  does not so approve,  such sale of Subsequent Mortgage Loans shall be deemed approved by the Enhancer.

      The  obligation  of the Issuer to purchase a  Subsequent  Mortgage  Loan on any  Subsequent  Transfer Date is subject to the following  conditions:  (i) each such  Subsequent  Mortgage Loan must satisfy the  representations  and warranties specified in the related Subsequent  Transfer Agreement and this Agreement;  (ii)
no such Seller has selected such  Subsequent  Mortgage  Loans in a manner that it reasonably  believes  is  adverse  to the  interests  of the  Noteholders  or the
Enhancer;  and (iii) as of the related  Subsequent  Cut-Off Date each  Subsequent
Mortgage Loan will satisfy the following  criteria:  (A) such Subsequent Mortgage
Loan  may not be 30 or  more  days  contractually  delinquent  as of the  related
Subsequent  Cut-Off  Date;  (B) the  original  stated  term to  maturity  of such
Subsequent  Mortgage  Loan  will not  exceed  360  months;  (C)  such  Subsequent
Mortgage Loan must have an outstanding  Principal  Balance of at least $1,000 and
not more than  $[    ] as of the  related  Subsequent  Cut-Off  Date and will not
have a Credit  Limit in excess of $[    ] as of the  related  Subsequent  Cut-Off
Date; (D) such  Subsequent  Mortgage Loan will be underwritten  substantially  in accordance  with the criteria set forth under  "Description of the Mortgage Loans
-  Underwriting  Standards" in the  Prospectus  Supplement;  (E) such  Subsequent
Mortgage Loan must have a CLTV at  origination  of no more than 100.00%;  (F) the remaining  term to stated  maturity of such  Subsequent  Mortgage Loan must be no later than 360 months;  (G) such  Subsequent  Mortgage Loan shall not provide for negative  amortization;  (H) following the purchase of such  Subsequent  Mortgage
Loans by the Issuer,  the Mortgage  Loans  included in the Trust Estate must have a weighted average  interest rate, a weighted average  remaining term to maturity and a weighted average CLTV at origination,  as of each Subsequent  Cut-Off Date,
that  does  not  vary  materially  from  the  Initial   Mortgage  Loans  included
initially  in the  Trust  Estate,  and  the  percentage  of  Mortgage  Loans  (by aggregate  principal  balance)  that are  secured by second  liens on the related
Mortgaged  Properties  shall  be  no  greater  than  the  percentage  of  Initial
Mortgage  Loans;  and (I)  following  the  purchase of such  Subsequent  Mortgage
Loans by the Issuer,  the  percentage of Mortgage  Loans (by aggregate  principal balance) that are secured by Mortgaged  Properties that are manufactured  housing properties  shall  be no  greater  than  [ ]%.  Subsequent  Mortgage  Loans  with characteristics  materially  varying  from those set forth above may be purchased by the Issuer and  included  in the Trust  Estate if they are  acceptable  to the
Enhancer, in its reasonable discretion;  provided,  however, that the addition of
such  Subsequent   Mortgage  Loans  will  not  materially  affect  the  aggregate characteristics  of the  Mortgage  Loans  in the  Trust  Estate.  Neither  of the
Sellers  shall  transfer  Subsequent  Mortgage  Loans with the intent to mitigate losses on Mortgage Loans  previously  transferred.  Upon the end of the Revolving
Period,  the Enhancer may increase the  Overcollateralization  Amount pursuant to
Section 2.2(d) herein.

(c)   Within five  Business  Days after each  Subsequent  Transfer  Date,  [    ]
shall deliver to the Rating  Agencies,  the Indenture  Trustee and the Enhancer a
copy of the a Mortgage Loan Schedule  reflecting  the  Subsequent  Mortgage Loans in electronic format.

(d)   In the event that a mortgage  loan is not  acceptable  to the Enhancer as a
Subsequent  Mortgage Loan  pursuant to Section  2.2(b)(vi)  hereof,  the Enhancer
and  [    ] may  mutually  agree to the  transfer  of such  mortgage  loan to the
Issuer  as  a  Subsequent   Mortgage  Loan,   subject  to  any  increase  in  the
Overcollateralization  Amount  that may be agreed to by [    ]  and the  Enhancer
pursuant to the  Indenture,  in which event  [    ]  shall  deliver to the Issuer
and  the  Indenture  Trustee,   with  a  copy  to  the  Enhancer,   an  Officer's
Certificate   confirming  the  agreement  to  the  transfer  of  such  Subsequent
Mortgage   Loan   and   specifying   the   amount   of  such   increase   in  the
Overcollateralization  Amount, which additional  Overcollateralization Amount may
not be contributed by [    ].

Section 2.3 Payment of Purchase Price.

(a)   The sale of the  Initial  Mortgage  Loans  shall take place on the  Closing
Date,  subject to and  simultaneously  with the deposit of the  Initial  Mortgage
Loans into the Trust Estate,  the deposit of the Original  Pre-Funded  Amount and the Interest  Coverage  Amount into the Pre Funding  Account and the  Capitalized
Interest  Account,   respectively,  and  the  issuance  of  the  Securities.  The
purchase  price  for  the  [    ]  Initial  Mortgage  Loans  to be  paid  by  the
Purchaser  to [    ] on the Closing  Date shall be an amount  equal to $[    ] in
immediately  available funds,  together with the Certificates,  in respect of the
Cut-Off  Date  Principal  Balances  thereof.  The  purchase  price for the [    ]
Initial  Mortgage  Loans to be paid by the  Purchaser  to [    ]  on the  Closing
Date shall be an amount  equal to  $[    ] in  immediately  available  funds,  in
respect of the Cut-Off  Date  Principal  Balances  thereof.  The  purchase  price paid for any Subsequent  Mortgage Loan by the Indenture  Trustee  pursuant to the terms  hereunder  shall be one-hundred  percent (100%) of the Subsequent  Cut-Off
Date  Principal  Balance  thereof (as  identified  on the Mortgage  Loan Schedule
attached to the related Subsequent  Transfer  Agreement  provided by [    ]).  In
the case of each Additional  Balance  transferred  hereunder  created on or after the Cut-Off  Date (or the  Subsequent  Cut-Off  Date in the case of a  Subsequent
Mortgage Loan) and prior to the  commencement of the Rapid  Amortization  Period, the purchase  price  thereof  shall be the  principal  amount of the related Draw under  the  related  Loan  Agreement  on the  later of the  Closing  Date (or the related Subsequent  Transfer Date in the case of a Subsequent  Mortgage Loan) and the date of the creation of such Additional Balance.

(b)   In  consideration  of the  sale of the  [    ]  Initial  Mortgage  Loans by
[    ] to the  Purchaser on the Closing Date,  the Purchaser  shall pay to [    ]
on the Closing Date by wire  transfer of  immediately  available  funds to a bank
account  designated by [    ],  the amount  specified  above in paragraph (a) for
the [    ] Initial  Mortgage Loans;  provided,  that such payment may be on a net
funding  basis if agreed by [    ] and the  Purchaser.  In  consideration  of the
sale of any  Subsequent  Mortgage Loan by [    ] to the Issuer,  the Issuer shall
pay to [    ] by wire transfer of immediately  available  funds to a bank account
designated  by  [    ],  the amount  specified  above in  paragraph  (a) for each
Subsequent Mortgage Loan sold by [    ].

(c)   In  consideration  of the  sale of the  [    ]  Initial  Mortgage  Loans by
[    ] to the  Purchaser on the Closing Date,  the Purchaser  shall pay to [    ]
on the Closing Date by wire  transfer of  immediately  available  funds to a bank
account  designated by [    ],  the amount  specified  above in paragraph (a) for
the [    ] Initial  Mortgage Loans;  provided,  that such payment may be on a net
funding  basis if agreed by [    ] and the  Purchaser.  In  consideration  of the
sale of any  Subsequent  Mortgage Loan by [    ] to the Issuer,  the Issuer shall
pay to [    ] by wire transfer of immediately  available  funds to a bank account
designated  by  [    ],  the amount  specified  above in  paragraph  (a) for each
Subsequent Mortgage Loan sold by [    ].

(d)   With  respect  to  each  Additional  Balance  transferred   hereunder  with
respect to any Initial  Mortgage Loan or Subsequent  Mortgage Loan, the Issuer as
assignee  of the  Purchaser  shall  pay or  cause  to be  paid to  [    ]  or its
designee the purchase price specified  above for such  Additional  Balance in one of the  following  ways,  as  applicable,  a cash  payment  pursuant  to  Section
3.03(b) of the Servicing  Agreement and Section  2.3(a) hereof in an amount equal to the related Draw, if then  available  from  Principal  Collections  during the related  Collection  Period on the  Mortgage  Loans,  or from funds on deposit in the  Funding  Account or from the  payment  of the  Additional  Balance  Increase
Amount pursuant to Section 3.05 of the Indenture.

Section 2.4 [Reserved].

Section 2.5 Draws   During   Rapid   Amortization   Period.   During   the  Rapid
Amortization  Period,  any Draws made on the Mortgage  Loans (each,  an "Excluded
Amount")  shall not be  Additional  Balances,  and the  ownership  of the related
balances  shall be  retained  by [    ].  On any  Payment  Date  during the Rapid
Amortization   Period,  with  respect  to  the  related  Collection  Period,  all
Collections  in respect of each  Mortgage  Loan  shall be  allocated  pro rata as
between  the  Issuer  and  [    ],  based  on  the  relative  proportions  of the
Principal  Balance and the Excluded Amount thereof,  respectively,  as of the end of the calendar month  immediately  prior to such Collection  Period.  During the
Rapid  Amortization  Period,  any losses incurred with respect to a Mortgage Loan
shall  be  allocated  pro  rata  between  the  Issuer  and  [    ],  based on the
Principal Balance and the Excluded Amount thereof,  respectively,  as of the date of  liquidation  of such  Mortgage  Loan.  Notwithstanding  any  other  provision hereof or of the Servicing  Agreement,  payments and collections  allocable to an
Excluded  Amount  shall  not  be  deposited  into  the  Custodial  Account,   the
Distribution  Account or the Note Payment  Account,  and shall be  distributed by
the  Servicer  to [    ] no less  frequently  than  monthly  in  accordance  with reasonable instructions provided by the Seller.

ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

Section 3.1 Representations  and  Warranties.  [    ]  represents and warrants to
the  Purchaser,  as of the Closing Date and as of each  Subsequent  Transfer Date
(or if otherwise specified below, as of the date so specified):

      (a)   As to [    ]:

(i)   [    ]  is a  corporation  duly  organized,  validly  existing  and in good
standing  under  the  laws  of  the  jurisdiction   governing  its  creation  and
existence  and is or will be in  compliance  with the laws of each state in which any  Mortgaged  Property  is  located  to the  extent  necessary  to  ensure  the enforceability of each Mortgage Loan;

(ii)  [    ] has the power and  authority to make,  execute,  deliver and perform its obligations  under this Agreement and each Subsequent  Transfer  Agreement to which  it is a  party  and  all  of  the  transactions  contemplated  under  this
Agreement  and  each  such  Subsequent  Transfer  Agreement,  and has  taken  all necessary  corporate action to authorize the execution,  delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii) [    ] is not  required  to obtain the  consent of any other  Person or any consents,  licenses,  approvals  or  authorizations  from,  or  registrations  or declarations  with, any  governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or  enforceability of this
Agreement  or any  Subsequent  Transfer  Agreement,  except  for  such  consents, licenses,  approvals or  authorizations,  or registrations  or  declarations,  as shall have been obtained or filed, as the case may be;

(iv)  The execution and delivery of this  Agreement and any  Subsequent  Transfer
Agreement by [    ] and its  performance  and  compliance  with the terms of this
Agreement and each such Subsequent  Transfer  Agreement will not violate [    ]'s
Certificate of  Incorporation  or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both,  would constitute a material default)  under,  or result in the  material  breach of, any  material  contract,
agreement  or other  instrument  to  which  [    ]  is a party  or  which  may be
applicable to [    ] or any of its assets;

(v)   No  litigation   before  any  court,   tribunal  or  governmental  body  is
currently pending,  or to the knowledge of [    ]  threatened,  against [    ] or
with respect to this Agreement or any Subsequent  Transfer  Agreement that in the
opinion  of  [    ]  has a  reasonable  likelihood  of  resulting  in a  material adverse  effect  on  the  transactions  contemplated  by  this  Agreement  or any
Subsequent Transfer Agreement;

(vi)  Reserved;

(vii) This  Agreement  and each  Subsequent  Transfer  Agreement to which it is a
party,  constitutes a legal, valid and binding obligation of [    ],  enforceable
against  [    ] in accordance  with its terms,  except as  enforceability  may be limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or other  similar laws now or  hereafter  in effect  affecting  the  enforcement  of creditors'  rights in general  and except as such  enforceability  may be limited by general  principles  of equity  (whether  considered in a proceeding at law or in equity) or by public policy with respect to  indemnification  under applicable securities laws;

(viii)      This  Agreement  constitutes a valid  transfer and  assignment to the
Purchaser  of all  right,  title and  interest  of  [    ]  in and to the  [    ]
Initial  Mortgage  Loans,  including  the Cut-Off  Date  Principal  Balances  now existing and all  Additional  Balances  thereafter  arising to and  including the day immediately  preceding the Rapid  Amortization  Period,  all monies due or to become  due  with  respect  thereto,  and  all  proceeds  of  such  Cut-Off  Date
Principal  Balances with respect to the [    ] Initial  Mortgage Loans;  and this
Agreement and the related  Subsequent  Transfer  Agreement,  when executed,  will constitute a valid  transfer  and  assignment  to the Issuer of all right,  title
and  interest  of  [    ]  in and  to  the  related  Subsequent  Mortgage  Loans,
including  the  Cut-Off  Date   Principal   Balances   existing  on  the  related
Subsequent  Cut-Off Date and thereafter all  Additional  Balances  arising to and including  the day  immediately  preceding  the Rapid  Amortization  Period,  all monies  due or to become  due with  respect  thereto,  and all  proceeds  of such
Subsequent  Cut-Off  Date  Principal  Balances and such funds as are from time to time  deposited in the  Custodial  Account  (excluding  any  investment  earnings thereon)  as  assets  of the  Trust  and  all  other  property  specified  in the definition  of "Trust" as being part of the corpus of the Trust  conveyed  to the
Purchaser by [    ],  and upon payment for the  Additional  Balances with respect to any of the Mortgage  Loans,  will  constitute a valid  transfer and assignment to the Purchaser (or the Issuer in the case of any Additional  Balances  relating
to Subsequent  Mortgage Loans) of all right,  title and interest of [    ] in and
to the  Additional  Balances,  all  monies  due or to  become  due  with  respect thereto,  and all proceeds of such  Additional  Balances  and all other  property specified in the definition of "Trust" relating to the Additional Balances; and

(ix)  [    ] is not in default  with  respect to any order or decree of any court or  any  order,  regulation  or  demand  of  any  federal,  state,  municipal  or
governmental   agency,   which  default  might  have   consequences   that  would
materially  and  adversely  affect the  condition  (financial  or  otherwise)  or
operations  of [    ] or its  properties  or might have  consequences  that would materially adversely affect its performance hereunder;

      (b)   As to each  Initial  Mortgage  Loan  (except as  otherwise  specified below) as of the Closing Date, or with respect to each  Subsequent  Mortgage Loan as of the  related  Subsequent  Transfer  Date  (except  as  otherwise  specified below):

(i)   The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii)  With  respect  to  each  of  the  [    ]  Initial  Mortgage  Loans  or,  as
applicable,  any the  Subsequent  Mortgage  Loans sold by [    ] as of each Prior
Transfer  Date:  (A) the related  Loan  Agreement  and the  Mortgage had not been assigned  or  pledged,  except  for  any  assignment  or  pledge  that  has  been
satisfied  and  released,   (B) immediately  prior  to  the  assignment  of  such
Mortgage  Loans to  [    ],  [    ] had good title  thereto  and (C)  immediately
prior to such  assignment,  [    ] was the sole owner and holder of the  Mortgage
Loan free and clear of any and all  liens,  encumbrances,  pledges,  or  security interests  (other  than,  with  respect  to any  Mortgage  Loan in a second  lien position,  the lien of the  related  first  mortgage)  of any nature and had full right  and  authority,  under  all  governmental  and  regulatory  bodies  having jurisdiction  over the  ownership of the  applicable  Mortgage  Loan, to sell and
assign the same pursuant to the related [    ] Purchase Agreement;

(iii) With respect to the [    ] Initial  Mortgage  Loans or, as applicable,  any
Subsequent  Mortgage  Loans  sold  by  [    ]  as of each  respective  Subsequent
Transfer  Date:  (A) the related Loan  Agreement  and the Mortgage  have not been assigned  or  pledged,  except  for  any  assignment  or  pledge  that  has  been satisfied and released,  (B) immediately  prior to the assignment of the Mortgage
Loans to the  Purchaser(or  to the Issuer in the case of the Subsequent  Mortgage
Loans sold by [    ]),  [    ] had good title  thereto and (C) [    ] is the sole
owner and  holder  of the  Mortgage  Loan  free and  clear of any and all  liens, encumbrances,  pledges,  or security  interests  (other than, with respect to any
Mortgage  Loan  in a  second  lien  position,  the  lien  of  the  related  first
mortgage)   of  any  nature  and  has  full  right  and   authority,   under  all
governmental  and  regulatory  bodies having  jurisdiction  over the ownership of the  applicable  Mortgage  Loans to sell and  assign  the same  pursuant  to this
Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv)  To the best of [    ]'s  knowledge,  there is no valid  offset,  defense or
counterclaim of any obligor under any Loan Agreement or Mortgage;

(v)   To the best of [    ]'s  knowledge,  there is no  delinquent  recording  or
other tax or fee or assessment lien against any related Mortgaged Property;

(vi)  To the best of  [    ]'s  knowledge,  there  is no  proceeding  pending  or
threatened  for the  total  or  partial  condemnation  of the  related  Mortgaged
Property;

(vii) To the best of  [    ]'s  knowledge,  there are no  mechanics'  or  similar
liens or claims which have been filed for work,  labor or material  affecting the related  Mortgaged  Property  which  are,  or may be liens  prior or equal to, or subordinate  with,  the lien of the  related  Mortgage,  except  liens  which are fully insured against by the title insurance policy referred to in clause (xi);

(viii)      As of the  Cut-Off  Date  or  related  Subsequent  Cut-Off  Date,  no
Mortgage  Loan  was 30  days  or more  delinquent  in  payment  of  principal  or interest;

(ix)  With respect to the [    ] Initial  Mortgage  Loans or, as applicable,  any
Subsequent  Mortgage Loans sold by [    ],  the related Mortgage File contains or
will contain,  in accordance  with the definition of "Mortgage  File" in Appendix
A to the  Indenture,  each  of the  documents  and  instruments  specified  to be included  therein (it being  understood  that the  Custodian  maintains  the Loan
Agreement  related  to  each  Mortgage  File  and  the  Servicer   maintains  the
remainder  of the items to be  included  in the  Mortgage  File  pursuant  to the terms of this Agreement);

(x)   To the best of the [    ]'s  knowledge,  the related Loan Agreement and the
related  Mortgage at the time it was made complied in all material  respects with applicable  local,  state  and  federal  laws,  including,  but not  limited  to, applicable predatory lending laws;

(xi)  A title  search  or other  assurance  of title  customary  in the  relevant jurisdiction was obtained with respect to each Mortgage Loan;

(xii) None  of the  Mortgaged  Properties  is a  mobile  home  or a  manufactured housing unit that is not permanently attached to its foundation;

(xiii)      As of  the  Cut-Off  Date,  (a) no  more  than  approximately  [  ]%,
[  ]%,  [  ]%,  [  ]%,  [  ]% and [  ]% of the Initial Mortgage Loans, by Cut-Off
Date  Principal,  are secured by Mortgaged  Properties  located in [  ]%,  [  ]%,
[  ]%, [  ]%, [  ]%and [  ]%, respectively;

(xiv) As  of  the  Cut-Off  Date  or  Subsequent   Cut-Off  Date,   the  Combined
Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100.00%;

(xv)  [    ]  has not  transferred  the  [    ]  Initial  Mortgage  Loans  to the
Purchaser  or any  Subsequent  Mortgage  Loans to the  Issuer  with any intent to hinder, delay or defraud any of its creditors;

(xvi) As of the Cut-Off  Date,  no more than  approximately  [  ]% of the Initial
Mortgage  Loans,  by Cut-Off  Date  Principal  Balance,  are secured by Mortgaged
Properties   which  may  have  been  appraised   using  a  statistical   property
evaluation  method and all of the  appraisals on such Mortgaged  Properties  have
been  delivered  by [    ]  (also  known as [    ]);  no more than  approximately
[  ]% of the Initial  Mortgage  Loans,  by Cut-Off Date  Principal  Balance,  are
secured by Mortgaged  Properties  which may have been appraised  using the [    ]
Stated  Value  method;  [  ]% of the  Initial  Mortgage  Loans,  by Cut-Off  Date
Principal  Balance,  are  secured  by  Mortgaged  Properties  which may have been appraised  using  a tax  assessment;  no  more  than  approximately  [ ]% of  the
Initial  Mortgage  Loans,  by Cut-Off  Date  Principal  Balance,  are  secured by
Mortgaged  Properties  which  may  have  been  appraised  using  a  broker  price opinion;  no more than  approximately  [  ]% of the Initial  Mortgage  Loans,  by
Cut-Off Date Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised using a URAR Form 1004; no more than  approximately  [  ]% of the Initial  Mortgage  Loans, by Cut-Off Date Principal  Balance,  are secured by
Mortgaged  Properties  which may have been  appraised  using a Drive-By Form 704;
no more than  approximately  [  ]% of the Initial Mortgage Loans, by Cut-Off Date
Principal  Balance,  are  secured  by  Mortgaged  Properties  which may have been appraised using Form 2055 (Exterior  Only); no more than  approximately  [  ]% of the Initial  Mortgage  Loans, by Cut-Off Date Principal  Balance,  are secured by
Mortgaged  Properties  which may have  been  appraised  using a Form  2055  (with
Interior  Inspection),  and no  more  than  approximately  [  ]%  of the  Initial
Mortgage  Loans,  by Cut-Off  Date  Principal  Balance,  are secured by Mortgaged
Properties which may have been appraised using a Form 2065.

(xvii)      The minimum  monthly  payment with  respect to any  Mortgage  Loan is not less than the  interest  accrued at the  applicable  Loan Rate on the average daily  Principal  Balance  during the  interest  period  relating  to the date on which such minimum monthly payment is due;

(xviii)     Within a loan type,  and except as required by  applicable  law, each
Loan  Agreement  and each  Mortgage is an  enforceable  obligation of the related
Mortgagor;

(xix) To the best  knowledge  of [    ],  the physical  property  subject to each
Mortgage is free of material damage and is in acceptable repair;

(xx)  [    ] has not  received a notice of  default of any senior  mortgage  loan related to a  Mortgaged  Property  which has not been cured by a party other than the Servicer;

(xxi) Each  Mortgage  Loan has a  substantially  similar  definition of the prime rate as the Index applicable to the related Loan Rate;

(xxii)      None of the Mortgage Loans is a reverse mortgage loan;

(xxiii)     No Initial  Mortgage  Loan has an original term to maturity in excess of 360 months.  Interest  rate  adjustments  for the Mortgage  Loans prior to the
Cut-Off  Date or  Subsequent  Cut-Off  Date  were  made in  compliance  with  the related  Mortgage and Loan  Agreement.  Over the term of any Mortgage  Loan,  the
Loan Rate may not exceed the related Maximum Loan Rate, if any;

(xxiv)      As of the Cut-Off  Date,  the  Initial  Mortgage  Loans have  Maximum
Loan Rates  which range  between  [    ] and the maximum  interest  rate  allowed
under the  applicable  state law.  The  current  Gross  Margins  for the  Initial
Mortgage  Loans range between [    ] and [    ],  and the weighted  average Gross
Margin for the Mortgage  Loans is  approximately  [    ]% (not  including  teaser
rates) as of the  Cut-Off  Date.  As of the Cut-Off  Date,  the Loan Rates on the
Initial  Mortgage  Loans range between  [    ] (not  including  teaser rates) and
[    ].  As of the Cut-Off Date,  the weighted  average Loan Rate for the Initial
Mortgage  Loans  is  approximately  [    ]  (not  including  teaser  rates).  The
weighted  average  remaining term to scheduled  maturity of the Initial  Mortgage
Loans on a  contractual  basis as of the  Cut-Off  Date is  approximately  [    ]
months;

(xxv) (A) Each  Mortgaged  Property  consists of a single parcel of real property with a single family or two- to  four-family  residence  erected  thereon,  or an individual  condominium  unit,  planned  unit  development  unit or  manufactured
housing   unit.   (B)  With   respect  to  the  Initial   Mortgage   Loans,   (a)
 approximately  [  ]% (by Cut-Off  Date  Principal  Balance)  are secured by real property  with a  single  family  residence  erected  thereon,  (b) approximately
[  ]% (by Cut-Off Date Principal  Balance) are secured by real property  improved
by  planned   development  units,   (c) approximately   [  ]%  (by  Cut-Off  Date
Principal   Balance)  are  secured  by  real  property   improved  by  individual
condominium  units,  (d) approximately  [  ]% (by Cut-Off Date Principal Balance)
are  secured  by real  property  with a two-  to  four-family  residence  erected
thereon,   (e) approximately  [  ]%  (by  Cut-Off  Date  Principal  Balance)  are
secured by real  property  improved by  townhouses,  and (f) [  ]% are secured by real property improved by manufactured housing;

(xxvi)      As  of  the  Cut-Off  Date,  (A)  the  Credit  Limits  range  between
approximately  $[    ]  and  $[    ]  with  an  average  of  $[    ],  and (B) no
Initial Mortgage Loan had a principal balance in excess of $[    ];

(xxvii)     No more than  approximately  [   ]% of the Initial Mortgage Loans, by
aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;

(xxviii)    A policy of hazard  insurance  and flood  insurance,  if  applicable, was required  from the  Mortgagor  for the Mortgage  Loan when the Mortgage  Loan was originated;

(xxix)      Other than with  respect to a payment  default,  there is no material default,  breach,  violation or event of acceleration existing under the terms of
any Loan Agreement or Mortgage and, to the best of [    ]'s  knowledge,  no event
which,  with notice and expiration of any grace or cure period,  would constitute a material default,  breach,  violation or event of acceleration  under the terms of any  Loan  Agreement  or  Mortgage,  and no  such  material  default,  breach,
violation  or event of  acceleration  has  been  waived  by  [    ]  involved  in
originating or servicing the related Mortgage Loan;

(xxx) No  instrument  of release or waiver has been executed by [    ] or, to the
best knowledge of [    ],  by any other person,  in connection  with the Mortgage
Loans,  and no Mortgagor  has been  released by [    ] or, to the best  knowledge
of  [    ],  by any other  person,  in whole or in part from its  obligations  in connection therewith;

(xxxi)      With respect to each Mortgage  Loan secured by a second lien,  either
(a) no consent for such  Mortgage  Loan was  required by the holder or holders of the related  prior lien,  (b) such consent has been  obtained and is contained in the related  Mortgage File or (c) no  consent for such Mortgage Loan was required by relevant law;

(xxxii)     With  respect  to each  Mortgage  Loan,  to the extent  permitted  by applicable  law,  the related  Mortgage  contains a customary  provision  for the acceleration  of the  payment of the  unpaid  Principal  Balance of the  Mortgage
Loan in the  event the  related  Mortgaged  Property  is sold  without  the prior consent of the mortgagee thereunder;

(xxxiii)    No  Mortgage   Loan   provides  for  payments  that  are  subject  to
reduction by withholding  taxes levied by foreign  (non-United  States) sovereign government;

(xxxiv)     None of the  Mortgage  Loans are "high  cost  loans"  subject  to the
Home Ownership and Equity Protection Act of 1994;

(xxxv)      As of the Cut-Off  Date,  none of the  Mortgage  Loans are "High Cost
Loans" or "Covered  Loans" (as such terms are  defined in the current  version of
Appendix E to the Standard & Poor's  LEVELS  Glossary in effect as of the Closing
Date);

(xxxvi)     None  of  the  Initial   Mortgage  Loans  are  secured  by  Mortgaged
Properties  located  in the State of  Georgia  and no  Subsequent  Mortgage  Loan
shall be  secured  by  Mortgaged  Properties  located  in the State of Georgia if such  Mortgage  Loan  was  originated  prior  to  [ ]  and  subsequent  to  [  ];
and

(xxxvii)    [    ] used no  selection  procedures  that  identified  the Mortgage
Loans as being less  desirable or valuable than other  comparable  mortgage loans
originated  or acquired by [    ]  under the Home Equity  Program.  The  Mortgage
Loans are  representative  of [    ]'s  portfolio  of home equity lines of credit
that were originated under the Home Equity Program.

            With respect to this Section 3.1(b),  representations  made by [    ]
with respect to the [    ] Initial  Mortgage  Loans,  made as of the Cut-Off Date
or the Closing  Date or with  respect to the  Subsequent  Mortgage  Loans sold by
[    ] and made as of the  Subsequent  Cut-Off  Date or the  Subsequent  Transfer
Date,  are made by [    ] in its  capacity as Servicer.  Representations  made by
[    ]  with  respect  to the [    ]  Initial  Mortgage  Loans or the  Subsequent
Mortgage  Loans sold by [    ] and made as of any other date,  are made by [    ]
in its capacity as Seller.

      (c)   [Reserved].

      (d)   [    ]   Representations   and  Warranties.   [    ]  represents  and
warrants  to the  Purchaser,  as of the  Closing  Date and as of each  Subsequent
Transfer Date:

      (I)   As to [    ]:

(i)   [    ] is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)  [    ] has the power and  authority to make,  execute,  deliver and perform its obligations  under this Agreement and each Subsequent  Transfer  Agreement to which  it is a  party  and  all  of  the  transactions  contemplated  under  this
Agreement  and  each  such  Subsequent  Transfer  Agreement,  and has  taken  all necessary  action to authorize the  execution,  delivery and  performance of this
Agreement and each such Subsequent Transfer Agreement;

(iii) [    ] is not  required  to obtain the  consent of any other  Person or any consents,  licenses,  approvals  or  authorizations  from,  or  registrations  or declarations  with, any  governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or  enforceability of this
Agreement  or any  Subsequent  Transfer  Agreement,  except  for  such  consents, licenses,  approvals or  authorizations,  or registrations  or  declarations,  as shall have been obtained or filed, as the case may be;

(iv)  The execution and delivery of this  Agreement and any  Subsequent  Transfer
Agreement by [    ] and its  performance  and  compliance  with the terms of this
Agreement and each such Subsequent  Transfer  Agreement will not violate [    ]'s
organizational  documents or  constitute  a material  default (or an event which, with  notice or lapse of time,  or both,  would  constitute  a material  default)
under, or result in the material breach of, any material  contract,  agreement or
other  instrument  to  which  [    ]  is a party or which  may be  applicable  to
[    ] or any of its assets;

(v)   No  litigation   before  any  court,   tribunal  or  governmental  body  is
currently pending,  or to the knowledge of [    ]  threatened,  against [    ] or
with respect to this Agreement or any Subsequent  Transfer  Agreement that in the
opinion  of  [    ]  has a  reasonable  likelihood  of  resulting  in a  material adverse  effect  on  the  transactions  contemplated  by  this  Agreement  or any
Subsequent Transfer Agreement;

(vi)  This  Agreement  and each  Subsequent  Transfer  Agreement to which it is a
party constitutes a legal,  valid and binding  obligation of [    ],  enforceable
against  [    ] in accordance  with its terms,  except as  enforceability  may be limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or other  similar laws now or  hereafter  in effect  affecting  the  enforcement  of creditors'  rights in general  and except as such  enforceability  may be limited by general  principles  of equity  (whether  considered in a proceeding at law or in equity) or by public policy with respect to  indemnification  under applicable securities laws;

(vii) This  Agreement   constitutes  a  valid  transfer  and  assignment  to  the
Purchaser  of all  right,  title and  interest  of  [    ]  in and to the  [    ]
Initial  Mortgage  Loans,  including  the Cut-Off Date  Principal  Balances  with
respect  to  the  [    ]  Initial   Mortgage  Loans,   all  Additional   Balances
thereafter  arising,  all monies due or to become due with respect  thereto,  and
all proceeds of such Cut-Off Date  Principal  Balances with respect to the [    ]
Initial  Mortgage Loans; and this Agreement and the related  Subsequent  Transfer
Agreement,  when  executed,  will  constitute a valid  transfer and assignment to
the  Issuer of all  right,  title and  interest  of [    ] in and to the  related
Subsequent  Mortgage  Loans,   including  the  Cut-Off  Date  Principal  Balances
existing on the  related  Subsequent  Cut-Off  Date and all  Additional  Balances
thereafter  arising,  all monies due or to become due with respect  thereto,  and all  proceeds  thereof and such funds as are from time to time  deposited  in the
Custodial  Account  (excluding any investment  earnings thereon) as assets of the
Trust and all other  property  specified  in the  definition  of "Trust" as being
part of the corpus of the Trust conveyed to the Purchaser by [    ]; and

(viii)      [    ] is not in default  with  respect to any order or decree of any court or any order,  regulation  or demand of any  federal,  state,  municipal or
governmental   agency,   which  default  might  have   consequences   that  would
materially  and  adversely  affect the  condition  (financial  or  otherwise)  or
operations  of [    ] or its  properties  or might have  consequences  that would materially adversely affect its performance hereunder.

      (II)  As to the [    ]  Initial  Mortgage  Loans as of the Closing Date, or
with  respect  to each  Subsequent  Mortgage  Loan as of the  related  Subsequent
Transfer Date:

(i)   With respect to the [    ] Initial Mortgage Loans or, as applicable, any
Subsequent Mortgage Loans sold by [    ]: (A) the related Loan Agreement and
the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to the Purchaser (or to the Issuer in the
case of the Subsequent Mortgage Loans sold by [    ]), [    ] had good title
thereto and (C) [    ] is the sole owner and holder of the Mortgage Loan free
and clear of any and all liens, encumbrances, pledges, or security interests
(other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

(ii)  For each [    ] Initial  Mortgage  Loans or, as applicable,  any Subsequent
Mortgage  Loans  sold by [    ],  the  related  Mortgage  File  contains  or will
contain each of the documents and  instruments  specified to be included  therein in the  definition  of "Mortgage  File" in Appendix A to the  Indenture (it being understood  that the  Custodian  maintains  the Loan  Agreement  related  to each
Mortgage  File  and the  Servicer  maintains  the  remainder  of the  items to be included in the Mortgage File pursuant to the terms of this Agreement);
(iii) [    ]  has not  transferred  the  [    ]  Initial  Mortgage  Loans  to the
Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv)  No  instrument  of  release  or  waiver  has been  executed  by  [    ]  in
connection  with the [    ]  Initial  Mortgage  Loans,  and no Mortgagor has been
released  by [    ],  in whole or in part,  from its  obligations  in  connection therewith.

      (e)   Remedies.  Upon  discovery  by any  Seller or  [    ] or upon  notice
from the Purchaser,  the Enhancer,  the Issuer, the Owner Trustee,  the Indenture
Trustee  or the  Custodian,  as  applicable,  of a  breach  of such  Seller's  or
[    ]'s  respective  representations  or warranties in paragraphs  (a) or (d)(I)
above   that   materially   and   adversely   affects   the   interests   of  the
Securityholders or the Enhancer,  as applicable,  in any Mortgage Loan, [    ] or
[    ], as applicable,  shall,  within 90 days of its discovery or its receipt of notice of such breach,  either (i) cure such breach in all  material  respects or
(ii) to the extent  that such  breach is with  respect  to a  Mortgage  Loan or a
Related  Document,  either (A)  repurchase  such Mortgage Loan from the Issuer at the Repurchase  Price,  or (B) substitute one or more Eligible  Substitute  Loans for  such  Mortgage  Loan,  in  each  case  in  the  manner  and  subject  to the conditions and limitations set forth below.

      Upon  discovery by any Seller or [    ] or upon notice from the  Purchaser,
the Enhancer,  the Issuer,  [    ],  the Owner Trustee,  the Indenture Trustee or
the  Custodian,   as   applicable,   of  a  breach  of  a  Seller's  or  [    ]'s
representations  or warranties in paragraphs (b) or (d)(II)  above,  with respect to any  Mortgage  Loan,  or upon  the  occurrence  of a  Repurchase  Event,  that materially  and  adversely  affects the  interests  of the  Securityholders,  the
Enhancer or the  Purchaser in such  Mortgage Loan (notice of which shall be given
to the Purchaser by the respective  Seller or [    ],  if it discovers the same),
notwithstanding  such Seller's or [    ]'s lack of knowledge  with respect to the
substance of such  representation  and  warranty,  such Seller or [    ],  as the
case may be,  shall,  within  90 days  after  the  earlier  of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or either (i)  repurchase  such  Mortgage Loan from the Issuer at the  Repurchase  Price,  or (ii)  substitute  one or more Eligible  Substitute
Loans for such  Mortgage  Loan,  in each case in the  manner  and  subject to the conditions  set forth below.  The  Repurchase  Price for any such  Mortgage  Loan
repurchased  by such  Seller  or  [    ]  shall  be  deposited  or  caused  to be
deposited  by  the  Servicer  into  the  Custodial  Account.  Any  purchase  of a
Mortgage Loan due to a Repurchase Event shall be the obligation of [    ].

      In furtherance of the foregoing,  if [    ] or the Seller that  repurchases
or  substitutes  a  Mortgage  Loan is not a member  of MERS and the  Mortgage  is
registered  on the MERS®  System,  [    ],  at its own  expense  and  without any
right of  reimbursement,  shall cause MERS to execute  and deliver an  assignment
of the Mortgage in  recordable  form to transfer the Mortgage from MERS to [    ]
or the Seller and shall cause such  Mortgage to be removed from  registration  on the MERS® System in accordance with MERS' rules and regulations.

      In the event that any Seller elects to  substitute  an Eligible  Substitute
Loan or Loans for a Deleted  Loan  pursuant  to this  Section  3.1,  such  Seller shall  deliver to the  Custodian  on behalf of the Issuer,  with  respect to such
Eligible  Substitute Loan or Loans,  the original Loan  Agreement,  with the Loan
Agreement  endorsed as  required  under the  definition  of  "Mortgage  File" and shall  deliver the other  documents  required to be part of the Mortgage  File to the  Servicer.  No  substitution  will be made in any  calendar  month  after the
Determination  Date for such month.  Minimum  Monthly  Payments  due with respect to Eligible  Substitute  Loans in the month of substitution  shall not be part of the Trust  Estate  and will be  retained  by the  Servicer  and  remitted  by the
Servicer to such Seller on the next  succeeding  Payment  Date,  provided  that a payment at least equal to the applicable  Minimum  Monthly Payment for such month in respect of the Deleted  Loan has been  received  by the Issuer.  For the month of  substitution,  distributions  to the Note  Payment  Account  pursuant  to the
Servicing  Agreement  will include the Minimum  Monthly  Payment due on a Deleted
Loan for such month and  thereafter  such Seller  shall be entitled to retain all amounts  received in respect of such Deleted  Loan.  The Servicer  shall amend or cause to be amended  the  Mortgage  Loan  Schedule to reflect the removal of such
Deleted Loan and the  substitution  of the Eligible  Substitute Loan or Loans and the  Servicer  shall  deliver the  amended  Mortgage  Loan  Schedule to the Owner
Trustee,  the Indenture  Trustee and the Enhancer.  Upon such  substitution,  the
Eligible  Substitute  Loan  or  Loans  shall  be  subject  to the  terms  of this
Agreement  and the Servicing  Agreement in all  respects,  [    ] shall be deemed
to have made the  representations  and  warranties  with  respect to the Eligible
Substitute  Loan  contained  herein  set  forth in  Section  3.1(b)  (other  than clauses (viii) (xiii),  (xxiv),  (xxv)(B),  (xxvi) and (xxvii)  thereof and other than  clauses  (iii) and (ix)  thereof in the case of Eligible  Substitute  Loans
substituted by [    ]);  if the Seller is [    ],  [    ] shall be deemed to have
made the  representations  and  warranties  set forth in Section  3.1(d)(II);  in each  case,  as of the date of  substitution,  and the  related  Seller  shall be deemed to have made a  representation  and warranty  that each  Mortgage  Loan so substituted is an Eligible  Substitute  Loan as of the date of  substitution.  In
addition,  [    ]  shall  be  obligated  to  repurchase  or  substitute  for  any
Eligible  Substitute  Loan  as to  which  a  Repurchase  Event  has  occurred  as provided  herein.  In connection  with the  substitution  of one or more Eligible
Substitute  Loans for one or more Deleted  Loans,  the Servicer  shall  determine the amount (such amount, a "Substitution  Adjustment  Amount"),  if any, by which the aggregate  principal balance of all such Eligible  Substitute Loans as of the date of  substitution  is less than the aggregate  principal  balance of all such
Deleted  Loans  (after  application  of the  principal  portion  of  the  Minimum
Monthly  Payments due in the month of substitution  that are to be distributed to the Note  Payment  Account  in the  month of  substitution).  Such  Seller  shall deposit the amount of such  shortfall  into the Custodial  Account on the date of substitution, without any reimbursement therefor.

      Upon  receipt  by the  Indenture  Trustee  on behalf of the  Issuer and the
Custodian  of  written  notification,  signed  by a  Servicing  Officer,  of  the deposit  of  such  Repurchase  Price  or of  such  substitution  of  an  Eligible
Substitute  Loan (together with the complete  related  Mortgage File) and deposit
of  any  applicable   Substitution  Adjustment  Amount  as  provided  above,  the
Custodian,  on behalf of the Indenture Trustee,  shall (i) release to such Seller
or [    ],  as the case may be, the related Loan  Agreement for the Mortgage Loan being  repurchased  or  substituted  for,  (ii) cause the  Servicer to release to such Seller any remaining  documents in the related  Mortgage File which are held by the Servicer,  and (iii) the  Indenture  Trustee on behalf of the Issuer shall execute and deliver such  instruments  of transfer or assignment  prepared by the
Servicer,  in each case without  recourse,  as shall be necessary to vest in such
Seller or [    ],  as the case may be, or its  respective  designee such Mortgage
Loan released  pursuant  hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

      It is understood  and agreed that the  obligation of each Seller and [    ]
to cure any breach,  or to repurchase  or substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing,  shall  constitute  the sole remedy  respecting  such breach  available  to the  Purchaser,  the  Issuer,  the
Certificateholders  (or the Owner  Trustee  on behalf of the  Certificateholders)
and the  Noteholders  (or the  Indenture  Trustee  on behalf of the  Noteholders)
against such Seller and [    ].

      It is understood  and agreed that the  representations  and  warranties set forth in this  Section 3.1  shall  survive  delivery of the  respective  Mortgage
Files to the Issuer or the Custodian.

ARTICLE IV

                               SELLERS' COVENANTS

Section 4.1 Covenants  of  the  Sellers.   Each  Seller  hereby  covenants  that,
except for the transfer  hereunder  and as of any  Subsequent  Transfer  Date, it will not  sell,  pledge,  assign  or  transfer  to any  other  Person,  or grant, create,  incur or assume any Lien on any Mortgage Loan, or any interest  therein, except  with  respect  to any  Excluded  Amount.  Each  Seller  shall  notify the
Issuer  (in  the  case  of  the  Initial  Mortgage  Loans,  as  assignee  of  the
Purchaser),  of the  existence of any Lien (other than as provided  above) on any
Mortgage Loan  immediately upon discovery  thereof;  and each Seller shall defend the  right,  title  and  interest  of the  Issuer  (in the  case  of the  Initial
Mortgage  Loans,  as assignee  of the  Purchaser)  in, to and under the  Mortgage
Loans  against  all  claims  of third  parties  claiming  through  or under  such
Seller;  provided,  however,  that nothing in this Section 4.1 shall be deemed to apply to any Liens for  municipal  or other  local  taxes and other  governmental charges if such taxes or  governmental  charges  shall not at the time be due and payable or if any Seller shall  currently be contesting  the validity  thereof in good faith by appropriate Proceedings.

ARTICLE V

                                    SERVICING

Section 5.1 Servicing.  [    ] shall service the Mortgage  Loans  pursuant to the
terms and  conditions of the Servicing  Agreement and the Program Guide and shall service the  Mortgage  Loans  directly or through  one or more  sub-servicers  in accordance therewith.

ARTICLE VI

                     LIMITATION ON LIABILITY OF THE SELLERS

Section 6.1 Limitation  on  Liability  of the  Sellers.  None  of the  directors,
officers,  employees or agents of [    ] or [    ]  shall be under any  liability
to the  Purchaser  or the Issuer,  it being  expressly  understood  that all such
liability  is  expressly   waived  and  released  as  a  condition   of,  and  as
consideration  for, the execution of this Agreement and any  Subsequent  Transfer
Agreement.  Except  as and to the  extent  expressly  provided  in the  Servicing
Agreement,  [    ] and [    ]  shall not be under any  liability  to the  Issuer,
the Owner  Trustee,  the  Indenture  Trustee  or the  Securityholders.  [    ] or
[    ] and any director,  officer, employee or agent of [    ] or [    ] may rely
in good faith on any  document  of any kind prima  facie  properly  executed  and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                   TERMINATION

Section 7.1 Termination.  The  obligations  and  responsibilities  of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment.  This  Agreement  may be amended  from time to time by the parties  hereto by  written  agreement  with the  prior  written  consent  of the
Enhancer (which consent shall not be unreasonably withheld.

Section 8.2 Governing  Law.  THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED
IN  ACCORDANCE  WITH  THE LAWS OF THE  STATE  OF NEW  YORK  AND THE  OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE  DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 8.3 Notices.  All demands,  notices and  communications  hereunder  shall be in  writing  and  shall be  deemed  to have  been  duly  given  if  personally delivered  at or  mailed  by  registered  mail,  postage  prepaid,  addressed  as follows:

(a)   if to the [    ]:

                     __________________________
                     __________________________
                     __________________________
                     __________________________
                     __________________________;

(b)   if to [    ]:

                     __________________________
                     __________________________
                     __________________________
                     __________________________
                     __________________________;

(c)   if to the Purchaser:

                     Residential Asset Mortgage Products, Inc.
                     8400 Normandale Lake Boulevard
                     Minneapolis, Minnesota 55437
                     Attention:     President
                     Re:  Home Equity Loan Trust [    ]-[   ];

(d)   if to the Indenture Trustee:

                     __________________________
                     __________________________
                     __________________________
                     __________________________
                     __________________________;

(e)   if to the Issuer:

                     __________________________
                     __________________________
                     __________________________
                     __________________________
                     __________________________;; or

(f)   if to the Enhancer:

                     __________________________
                     __________________________
                     __________________________
                     __________________________
                     __________________________;;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability  of  Provisions.  If any one or  more of the  covenants, agreements,  provisions or terms of this Agreement  shall be held invalid for any reason  whatsoever,  then such covenants,  agreements,  provisions or terms shall be deemed  severable  from the  remaining  covenants,  agreements,  provisions or
terms  of  this   Agreement   and  shall  in  no  way  affect  the   validity  of
enforceability of the other provisions of this Agreement.

Section 8.5 Relationship  of Parties.  Nothing herein  contained  shall be deemed or construed to create a partnership  or joint venture among the parties  hereto,
and the  services of the [    ]  shall be rendered as an  independent  contractor
and not as agent for the Purchaser.

Section 8.6 Counterparts.  This  Agreement  may  be  executed  in any  number  of counterparts,  each  of  which,  when  so  executed,  shall  be  deemed  to be an original  and such  counterparts,  together,  shall  constitute  one and the same agreement.

Section 8.7 Further  Agreements.  The  parties  hereto  each agree to execute and deliver to the other such  additional  documents,  instruments  or  agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention  of  the  Parties.  It is  the  intention  of  the  parties hereto  that the  Purchaser  will be  purchasing  on the  Closing  Date,  and the
Sellers will be selling on the Closing Date, the Initial  Mortgage Loans,  rather than  the  Purchaser  providing  a loan to the  Sellers  secured  by the  Initial
Mortgage  Loans on the Closing  Date;  and that the Issuer will be  purchasing on each  Subsequent  Transfer  Date,  and  the  Sellers  will  be  selling  on  each
Subsequent  Transfer Date, the related  Subsequent  Mortgage  Loans,  rather than the Issuer  providing  a loan to the Sellers  secured by the  related  Subsequent
Mortgage  Loans  on each  Subsequent  Transfer  Date.  Accordingly,  the  parties hereto each intend to treat this  transaction  for federal income tax purposes as
(i) a sale by the  Sellers,  and a  purchase  by the  Purchaser,  of the  Initial
Mortgage  Loans  on the  Closing  Date  and  (ii) a sale  by the  Sellers,  and a purchase  by the  Issuer,  of the  related  Subsequent  Mortgage  Loans  on  each
Subsequent  Transfer  Date.  The  Purchaser  and the  Issuer  shall each have the right to review the Mortgage  Loans and the Related  Documents  to determine  the characteristics  of the Mortgage  Loans which will affect the federal  income tax consequences of owning the Mortgage  Loans,  and each Seller shall cooperate with all  reasonable  requests  made by the  Purchaser  or the Issuer in the course of such review.

Section 8.9 Successors and Assigns; Assignment of this Agreement.

(a)   This  Agreement  shall bind and inure to the benefit of and be  enforceable by the parties  hereto and their  respective  permitted  successors  and assigns.
The  obligations  of each  Seller  under this  Agreement  cannot be  assigned  or delegated  to a  third  party  without  the  consent  of  the  Enhancer  and  the
Purchaser  (and  the  Issuer  with  respect  to the  transfer  of any  Subsequent
Mortgage  Loans),  which consent shall be at the Purchaser's sole discretion (and the Issuer's  sole  discretion  with  respect to the  transfer of any  Subsequent
Mortgage  Loans);   provided,   that  each  Seller  may  assign  its  obligations
hereunder  to any  Affiliate  of such  Seller,  to any Person  succeeding  to the business  of such  Seller,  to any Person into which such Seller is merged and to any Person  resulting from any merger,  conversion or consolidation to which such
Seller is a party.  The parties  hereto  acknowledge  that (i) the  Purchaser  is acquiring  the Initial  Mortgage  Loans for the purpose of  contributing  them to
the Home  Equity Loan Trust  [    ]-[   ]  and (ii) the Issuer is  acquiring  the
Subsequent  Mortgage  Loans for the purpose of pledging the  Subsequent  Mortgage
Loans  to the  Indenture  Trustee  for the  benefit  of the  Noteholders  and the
Enhancer.

(b)   As an  inducement  to the  Purchaser and the Issuer to purchase the Initial
Mortgage  Loans and to the Issuer to  purchase  any  Subsequent  Mortgage  Loans, each Seller  acknowledges  and consents to (i) the assignment by the Purchaser to the Issuer of all of the  Purchaser's  rights against any Seller pursuant to this
Agreement   insofar  as  such  rights  relate  to  the  Initial   Mortgage  Loans
transferred  to the Issuer and to the  enforcement  or  exercise  of any right or remedy  against any of the  Sellers  pursuant  to this  Agreement  by the Issuer,
(ii) the  enforcement  or  exercise  of any  right or remedy  against  any of the
Sellers  pursuant to this  Agreement  by or on behalf of the Issuer and (iii) the
Issuer's  pledge of its interest in this  Agreement to the Indenture  Trustee and the  enforcement  by the  Indenture  Trustee of any such right or remedy  against any Seller  following an Event of Default under the Indenture.  Such  enforcement of a right or remedy  by the  Issuer,  the Owner  Trustee,  the  Enhancer  or the
Indenture  Trustee,  as  applicable,  shall  have the same force and effect as if the right or remedy  had been  enforced  or  exercised  by the  Purchaser  or the
Issuer directly.

Section 8.10      Survival.  The  representations  and warranties  made herein by each Seller and the  provisions  of Article VI hereof shall  survive the purchase of the Initial  Mortgage Loans hereunder and any transfer of Subsequent  Mortgage
Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11      Third Party  Beneficiary.  The Enhancer  shall be a third party beneficiary  hereof and shall be  entitled  to  enforce  the  provisions  of this
Agreement as if a party hereto.

      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  their names to be signed to this  Mortgage  Loan Purchase  Agreement by their  respective  officers thereunto duly authorized as of the day and year first above written.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                    as Purchaser

                                    By:
                                        Name:
                                        Title:

                                    __________________________________,
                                          as Seller and Servicer

                                    By:
                                        Name:
                                        Title:

                                    __________________________________, as
                                    Seller

                                    By: __________________________________,
                                          not in its individual capacity but
                                          solely as
                                          Owner Trustee

                                    By:
                                        Name:
                                        Title:

                     [Signatures Continue On Following Page]

                                    HOME EQUITY LOAN TRUST [    ]-[   ], as
                                    Issuer

                                    By: __________________________________,
                                          not in its individual capacity but
                                          solely as
                                          Owner Trustee

                                    By:
                                        Name:
                                        Title:

                                    __________________________________, as
                                    Indenture Trustee

                                    By:
                                        Name:
                                        Title:

2-1

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                       [On file with [    ] and Servicer]

                                       1
                                    EXHIBIT 2

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

      Pursuant  to  this   Subsequent   Transfer   Agreement  No.            (the
"Agreement"), dated as of                     ,            , between [_________],
as seller (the  "Seller"),  and Home Equity  Loan Trust  [    ]-[   ],  as issuer
(the  "Issuer"),  and pursuant to the mortgage loan purchase  agreement  dated as
of   _______________   (the   "Mortgage   Loan   Purchase   Agreement"),    among
__________________,  as a seller  and  servicer,  _______________,  as a  Seller,
Residential Asset Mortgage Products,  Inc., as purchaser (the  "Purchaser"),  the
Issuer and _______________,  as indenture trustee (the "Indenture Trustee"),  the
Seller and the Issuer  agree to the sale by the  Seller and the  purchase  by the
Issuer of the  mortgage  loans  listed on the  attached  Schedule  of  Subsequent
Mortgage Loans (the "Subsequent Mortgage Loans").

      Capitalized  terms  used  and not  defined  herein  have  their  respective
meanings   as  set  forth  in   Appendix   A  to  the   indenture   dated  as  of
_______________,  between the Issuer and the Indenture  Trustee,  which  meanings are incorporated by reference  herein.  All other  capitalized  terms used herein shall have the meanings specified herein.

      Section 1.  Sale of Subsequent Mortgage Loans.

      (a)   The Seller does hereby sell,  transfer,  assign,  set over and convey to the Issuer,  without recourse,  all of its right, title and interest in and to the Subsequent  Mortgage Loans  (including the Subsequent  Cut-Off Date Principal
Balance  now  existing  and all  Additional  Balances  thereafter  arising to and
including  the  date   immediately   preceding  the  commencement  of  the  Rapid
Amortization  Period),  all principal  received and interest thereon on and after the  Subsequent  Cut-Off  Date,  all monies due or to become due  thereon and all items with respect to the Subsequent  Mortgage Loans to be delivered  pursuant to
Section 2.2 of the Mortgage  Loan Purchase  Agreement;  provided,  however,  that the  Seller  reserves  and  retains  all  right,  title  and  interest  in and to principal  received and interest accruing on the Subsequent  Mortgage Loans prior
to  the  Subsequent  Cut-Off  Date.  The  Seller,   contemporaneously   with  the
delivery  of this  Agreement,  has  delivered  or caused to be  delivered  to the
Indenture  Trustee  each  item set  forth in  Section  2.2 of the  Mortgage  Loan
Purchase Agreement.

      The transfer to the Issuer by the Seller of the  Subsequent  Mortgage Loans
identified  on the Mortgage  Loan  Schedule  shall be absolute and is intended by the  parties  hereto to  constitute  a sale by the  Seller  to the  Issuer on the
Subsequent  Transfer  Date of all the Seller's  right,  title and interest in and to the  Subsequent  Mortgage  Loans,  and  other  property  as and to the  extent described  above,  and the  Issuer  hereby  acknowledges  such  transfer.  In the event the  transactions  set forth herein  shall be deemed not to be a sale,  the
Seller  hereby  grants  to  the  Issuer  as of  the  Subsequent  Transfer  Date a
security  interest in all of the  Seller's  right,  title and interest in, to and under  all  accounts,  chattel  papers,  general  intangibles,  contract  rights, certificates of deposit,  deposit accounts,  instruments,  documents,  letters of credit,  money,  payment  intangibles,  advices of credit,  investment  property, goods  and  other  property  consisting  of,  arising  under  or  related  to the
Subsequent  Mortgage  Loans,  and  such  other  property,  to  secure  all of the
Issuer's  obligations  hereunder,  and this Agreement shall constitute a security agreement  under  applicable  law. The Seller agrees to take or cause to be taken such actions and to execute such  documents,  including  without  limitation  the filing  of all  necessary  UCC-1  financing  statements  filed  in the  State  of
[     ]  (which  shall be  submitted  for  filing as of the  Subsequent  Transfer
Date),  any  continuation  statements  with  respect  thereto and any  amendments thereto  required to reflect a change in the name or  corporate  structure of the
Seller or the filing of any  additional  UCC-1  financing  statements  due to the change in the principal  office or jurisdiction of  incorporation  of the Seller, as  are  necessary  to  perfect  and  protect  the  Issuer's  interests  in  each
Subsequent Mortgage Loan and the proceeds thereof.

      (b)   The  expenses and costs  relating to the  delivery of the  Subsequent
Mortgage  Loans,  this Agreement and the Mortgage Loan Purchase  Agreement  shall be borne by the Seller.

      (c)   Additional terms of the sale are set forth on Attachment A hereto.

      Section 2.  Representations and Warranties; Conditions Precedent.

      (a)   The Seller hereby affirms the  representations  and  warranties  made by it and set forth in Section 3.1 of the Mortgage Loan Purchase  Agreement  that relate to the  Seller or the  Subsequent  Mortgage  Loans as of the date  hereof.
The  Seller  hereby  confirms  that each of the  conditions  set forth in Section
2.2(b) of the  Mortgage  Loan  Purchase  Agreement  are  satisfied as of the date hereof and further  represents  and warrants that each  Subsequent  Mortgage Loan complies  with the  requirements  of this  Agreement  and  Section  2.2(c) of the
Mortgage  Loan  Purchase  Agreement.   [    ],  as  Servicer  of  the  Subsequent
Mortgage  Loans hereby  affirms the  representations  and  warranties  made by it regarding  the  Subsequent  Mortgage  Loans as set  forth in  Section  3.1 of the
Mortgage Loan Purchase Agreement.

      (b)   The Seller is  solvent,  is able to pay its debts as they  become due and  has  capital  sufficient  to  carry  on its  business  and  its  obligations hereunder;  it will not be rendered  insolvent by the  execution  and delivery of this  Instrument or by the  performance  of its  obligations  hereunder nor is it
aware  of  any  pending  insolvency;   no  petition  of  bankruptcy  (or  similar
insolvency  proceeding)  has been  filed by or against  the  Seller  prior to the date hereof.

      (c)   All terms and  conditions  of the Mortgage  Loan  Purchase  Agreement relating to the  Subsequent  Mortgage  Loans are hereby  ratified and  confirmed;
provided,  however,  that in the event of any  conflict  the  provisions  of this
Agreement  shall  control over the  conflicting  provisions  of the Mortgage Loan
Purchase Agreement.

      Section 3.  Recordation   of  Instrument.   To  the  extent   permitted  by
applicable law or a memorandum  thereof if permitted  under  applicable law, this
Agreement is subject to  recordation in all  appropriate  public offices for real property  records in all of the  counties or other  comparable  jurisdictions  in which  any or all  of  the  properties  subject  to  the  related  Mortgages  are situated,  and in any other  appropriate  public  recording  office or elsewhere, such  recordation to be effected by the Servicer at the  Noteholders'  expense on direction of the  Noteholders of Notes  representing  not less than a majority of the  aggregate  Note  Balance  of  the  Notes  or the  Enhancer,  but  only  when accompanied  by an  Opinion  of  Counsel  to the  effect  that  such  recordation materially  and  beneficially  affects the  interests of the  Noteholders  or the
Enhancer or is necessary for the  administration  or servicing of the  Subsequent
Mortgage Loans.

      Section 4.  GOVERNING   LAW.   THIS   INSTRUMENT   SHALL  BE  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE  STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS
AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED  IN  ACCORDANCE  WITH
SUCH LAWS.

      Section 5.  Counterparts.    This    Instrument    may   be   executed   in
counterparts,  each  of  which,  when  so  executed,  shall  be  deemed  to be an original and together shall constitute one and the same instrument.

      Section 6.  Successors  and  Assigns.  This  Agreement  shall  inure to the benefit  of and be binding  upon the  Seller and the Issuer and their  respective successors and assigns.

                                    [__________________________________],
                                       as Seller

                                    By:
                                        Name:
                                        Title:

                                    HOME EQUITY LOAN TRUST [    ]-[   ], as
                                    Issuer

                                    By: ___________________________,
                                          not in its individual capacity but
                                          solely as
                                          Owner Trustee

                                    By:
                                        Name:
                                        Title:

                                    ___________________________,
                                       as Servicer

                                    By:
                                        Name:
                                        Title:

                                   Attachments

A.    Additional terms of sale.
B.    Schedule of Subsequent Mortgage Loans.
C.    Seller's Officer's Certificate.
D.    Seller's Officer's Certificate (confirmation of Enhancer approval).

                       HOME EQUITY LOAN TRUST [    ]-[   ]

              ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                               ____________, ____

A.
     1.  Subsequent Cut-Off Date:
     2.  Pricing Date:
     3.  Subsequent Transfer Date:
     4.  Aggregate Principal Balance of the Subsequent
         Mortgage Loans as of the Subsequent Cut-Off Date:
     5.  Purchase Price:                                        100.00%
B.
As to all Subsequent Mortgage Loans:
     1.  Longest stated term to maturity:
                                                                months
     2.  Minimum Loan Rate:                                                %
     3.  Maximum Loan Rate:                                                %
     4.  WAC of all Subsequent Mortgage Loans:                             %
     5.  WAM of all Subsequent Mortgage Loans:                             %
     6.  Largest Principal Balance:                             $
     7.  Non-owner occupied Mortgaged Properties:                          %
     8.  California zip code concentrations:                        % and      %
     9.  Condominiums:                                                     %
     10. Single-family:                                                    %
     11. Weighted average term since origination:                         %
     12. Principal balance of Subsequent Mortgage Loans with    $
         respect to which the Mortgagor is an employee of
         [    ] or an affiliate of [    ]:
     13. Number of Subsequent Mortgage Loans with respect to
         which the Mortgagor is an employee of [    ] or an
         affiliate of [    ]:

                                    EXHIBIT 3

                             FORM OF ADDITION NOTICE

DATE:

..                                        Moody's Investors Service, Inc.
                                         99 Church Street
                                         New York, New York 10007

                                         Standard & Poor's, a division of The
                                         McGraw-Hill Companies, Inc.
                                         55 Water Street
                                         New York, New York 10041-0003

                     Re: Home Equity Loan Trust [    ]-[   ]

Ladies and Gentlemen:

      Pursuant to Section 2.2 of the mortgage  loan purchase  agreement  dated as
of      ________________       (the      "Purchase       Agreement"),       among
___________________________,       as      a      Seller      and       Servicer,
___________________________,  as a Seller,  Residential Asset Mortgage  Products,
Inc.,  as  Purchaser,  Home  Equity  Loan  Trust  [    ]-[   ],   as  Issuer  and
___________________________,  as  Indenture  Trustee,  the Seller has  designated the Subsequent  Mortgage Loans identified on the Mortgage Loan Schedule  attached
hereto  to  be  sold  to  the  Issuer  on                  ,          ,  with  an
aggregate  Principal  Balance of  $            .  Capitalized terms not otherwise
defined  herein  have the meaning  set forth in the  Appendix A to the  indenture dated as of ________________, between the Issuer and the Indenture Trustee.

      Please  acknowledge  your  receipt  of this  notice by  countersigning  the enclosed copy in the space  indicated  below and returning it to the attention of the undersigned.

                                    Very truly yours,

                                    [____________________________],
                                       as Seller

                                    By:
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

_____________________,
   as Indenture Trustee

By:
   Name:
   Title: